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              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549-1004


                                 FORM 8-K/A


                               CURRENT REPORT
                  PURSUANT TO SECTION 13 OR  15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) May 1, 2001
                                                          -----------


                      Commission File Number 33-64325
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                          REUNION INDUSTRIES, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


        DELAWARE                                    06-1439715
------------------------              ------------------------------------
(State of Incorporation)              (I.R.S. Employer Identification No.)


                      11 STANWIX STREET, SUITE 1400
                      PITTSBURGH, PENNSYLVANIA 15222
       ------------------------------------------------------------
       (Address of principal executive offices, including zip code)


                              (412) 281-2111
           ----------------------------------------------------
           (Registrant's telephone number, including area code)


                              Page 1 of 4 pages.

                         Exhibit index is on page 3.

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ITEM 7.   Financial Statements, Proforma Financial Information and Exhibits.
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          (c)  Exhibits

               Exhibit No.     Description of Exhibit
               -----------     ----------------------

                   16 Letter from PricewaterhouseCoopers LLP pursuant to Item 304(a)(3) of Regulation S-K.




                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:  May 14, 2001                           REUNION INDUSTRIES, INC.
       ------------                                 (Registrant)

                                              By: /s/ John M. Froehlich
                                                  ---------------------
                                                    John M. Froehlich
                                                 Executive Vice President
                                                   of Finance and Chief
                                                    Financial Officer




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                                EXHIBIT INDEX

Exhibit No.     Description of Exhibit                                 Page
-----------     ----------------------                                 ----

    16          Letter from PricewaterhouseCoopers LLP                   4
                pursuant to Item 304(a)(3) of Regulation S-K.




                                    - 3 -



                                                             EXHIBIT 16

May 10, 2001

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Commissioners:

We have read the statements made by Reunion Industries, Inc. filed with the Commission pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K dated May 1, 2001. We agree with the statements concerning our Firm in such Form 8-K, except that we have no basis for commenting regarding the disclosure in paragraph (iii) therein.

Yours very truly,

/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP




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